UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): May 15, 2003




                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------


                              Not applicable
       -------------------------------------------------------------
       (Former name or former address; if changed since last report)

Item 5.  Other Events.

The registrant hereby incorporates by reference the press release dated March 31, 2003 attached hereto as Exhibit 99.1 ("Access
Pharmaceuticals, Inc.  Announces First Quarter Financial Results")


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits


Exhibit
Number  Description
------- ------------
99.1    Press Release dated May 15, 2003 - "Access
        Pharmaceuticals, Inc. Announces First Quarter Financial Results"

                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Kerry P. Gray
                                             ------------------
                                              Kerry P. Gray
                                              President and CEO

Dated May 16, 2003

                             EXHIBIT INDEX

Exhibit
Number  Description
------- ------------
99.1    "Access Pharmaceuticals, Inc. Announces First
         Quarter Financial Results"